CINCINNATI BELL TO SELL WIRELESS SPECTRUM LICENSES

CINCINNATI - April 7, 2014 -Cincinnati Bell (NYSE: CBB), a leader in telecommunications and broadband networking services, today announced that it has entered into agreements to sell its wireless spectrum licenses and certain related assets to Verizon Wireless for cash and an assumption of certain Cincinnati Bell liabilities with a total value to Cincinnati Bell of approximately $210 million.

“We appreciate the loyal support from our Cincinnati Bell Wireless customers over the last sixteen years, and we remain committed to providing them with wireless service and support throughout the transition period,” said Ted Torbeck, President and CEO of Cincinnati Bell, adding that it is not necessary for customers to take any action at this time.

Cincinnati Bell Wireless (“CBW”) will, for a nominal charge, lease back the spectrum it is selling for a period of time following the closing of the purchase transaction, during which it will wind down its wireless network operations and assist its wireless customers in transitioning their service arrangements to Verizon Wireless or other wireless providers. CBW will notify its customers with further details regarding this transition assistance around the time of the closing, which is expected to be in the second half of 2014.

Transaction Detail

CBW has agreed to sell to Verizon Wireless all of its right, title and interest in its wireless spectrum licenses for cash consideration of $194 million. In addition, Verizon Wireless will assume certain tower lease obligations. CBW expects to continue to provide wireless service for 8-12 months from the time of signing. The cash flows from these ongoing operations are expected to largely offset the anticipated one-time fees associated with winding down the business. The total value of the deal is estimated to be 4.5 and 6.0 times 2014 and 2015 CBW Adjusted EBITDA consensus wireless estimates respectively.

Concurrently, Verizon Wireless has entered into a separate agreement to assign its rights to acquire the spectrum licenses being sold by Cincinnati Bell to Grain Management, LLC, a private equity firm that invests in the media and telecommunications sectors. Verizon Wireless will then lease certain of the spectrum licenses from Grain Management. The Cincinnati Bell tower lease arrangements to be assumed by Verizon Wireless are not included in its agreement with Grain Management.

Cincinnati Bell anticipates that, as a result of the transaction, it will absorb certain overhead and shared service costs currently attributable to its wireless operations. Cincinnati Bell is currently in the process of developing strategies to minimize these costs and will provide additional detail prior to or shortly after the transaction closes.

“This transaction is an important step toward increasing focus on our growing strategic product base,” commented Torbeck. “It has become economically challenging for us to invest in our wireless business at the levels necessary to deliver best-in-class service to our customers. This transaction not only ensures that our customers have access to top-tier wireless service, but it also gives us increased flexibility to meet their growing demand for our Fioptics suite of products.”

The purchase transaction is subject to customary closing conditions, including regulatory approval by the Federal Communications Commission. Stephens Inc. is acting as sole financial advisor to Cincinnati Bell. Cravath, Swaine & Moore LLP is acting as legal counsel, and Bingham McCutchen LLP is acting as regulatory counsel to Cincinnati Bell in this transaction.

Cautionary Statement Concerning Forward-Looking Statements

This release contains forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, including, but not limited to: the failure to obtain the required regulatory approvals for the sale of wireless spectrum licenses; the occurrence of any event, change, or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents; the disruption of Cincinnati Bell’s plans and operations as a result of the transactions; disruption to Cincinnati Bell’s business resulting from potential vendor, payor and customer reactions to the transactions; the inability to achieve anticipated financial results; and unexpected costs, fees, expenses and charges incurred by Cincinnati Bell related to the transactions, any of which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Other factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in documents Cincinnati Bell filed with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Cincinnati Bell undertakes no obligation to revise or update any forward-looking statements for any reason. The forward-looking statements included in this release represent Cincinnati Bell estimates as of the date hereof. Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.

About Cincinnati Bell

With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE: CBB) provides integrated communications solutions including local and long distance voice, data, high-speed Internet, entertainment, and wireless services that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on CBTS, a wholly-owned subsidiary, for efficient, scalable office communications systems and end-to-end IT solutions. Cincinnati Bell is the majority owner of CyrusOne (NASDAQ: CONE), which provides best-in-class data center colocation services to enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, Arizona, London, and Singapore. For more information, please visit www.cincinnatibell.com.

About Verizon Wireless

Verizon Wireless operates the nation’s largest and most reliable 4G LTE and 3G networks. As the largest wireless company in the U.S., Verizon Wireless serves 102.8 million retail customers, including 96.8 million retail postpaid customers. Verizon Wireless is wholly owned by Verizon Communications Inc. (NYSE, Nasdaq: VZ). For more information, visit www.verizonwireless.com. For the latest news and updates about Verizon Wireless, visit our News Center at http://news.verizonwireless.com or follow us on Twitter at http://twitter.com/VZWNews.

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Cincinnati Bell Inc.
Investor contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com

Or

Cincinnati Bell Inc.
Media contact:
Angela Ginty, 513-397-7144
Angela.Ginty@cinbell.com

Or

Verizon Wireless
Robin B. Nicol, 908-559-7515
Robin.Nicol@verizonwireless.com

Editor’s Note: The “spectrum” is another term for the radio waves that transmit voice and data through the air to your wireless phone. All wireless communication signals must travel over spectrum, much the way radio, television, and GPS devices use spectrum to transmit data. All of this type of spectrum is regulated by the US government.